TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses

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The following paragraph replaces the similar information found in the “Exchanging Shares” section under the heading “Converting Shares” of the Retail Prospectus:

If you hold Class A, Class B, Class C, Class T or Class I2 shares and are eligible to purchase Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class B, Class C, Class T or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

The following bullet replaces the similar information found in the “Choosing a Share Class” section under the heading “Waiver of Class A and Class T Initial Sales Charges” of the Retail Prospectus:

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Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Diversified Investment Advisors, Transamerica Retirement Services, Transamerica Retirement Solutions, Transamerica Investors Securities Corporation, Clark Consulting or Transamerica Retirement Management;

The following paragraph is added to the “Features and Policies” section of the Retail and Class I2 Prospectuses:

Electronic Signatures

Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.

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Investors Should Retain this Supplement for Future Reference

June 6, 2014

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